EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, Bill Liao, the Principal Executive Officer and Hong Juin (Grace) Chang, the Principal Financial Officer of Cirmaker Technology Corporation (the "Company"), DO HEREBY CERTIFY that:

     1. The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

     IN WITNESS WHEREOF, each of the undersigned has executed this statement this 14th day of November, 2005.


                                             /s/ Bill Liao
                                             ------------------------------
                                             Bill Liao
                                             President
                                             (Principal Executive Officer)


                                             /s/ Hong Juin (Grace) Chang
                                             ------------------------------
                                             Hong Juin (Grace) Chang
                                             General Manager and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Cirmaker Technology Corporation and will be retained by Cirmaker Technology Corporation and furnished to the Securities and Exchange Commission or its staff upon request.